UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 21, 2016

DEL TORO SILVER CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52499	98-0515290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 North Carson Street, Carson City, Nevada	89701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	530.416.0266

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On September 21, 2016, Del Toro Silver Corp. (the “Company”) entered into a settlement agreement with Asher Enterprises, Inc. As previously disclosed, Asher holds two outstanding convertible notes, initially issued in October and December of 2013. The settlement agreement provides for the payment to Asher of $50,000 in full and final settlement of the outstanding convertible notes, and the parties have entered into corresponding mutual releases in the settlement agreement.

Item 9.01	Financial Statements and Exhibits

10.1	Settlement Agreement and Mutual Release with Asher Enterprises, Inc, dated September 21, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL TORO SILVER CORP.

/s/ Patrick Fagen
Patrick Fagen
President, Chief Executive Officer, Secretary, Treasurer, Vice President, Chief Financial Officer, and Director
Date:	September 23, 2016